Exhibit 10.38

THIRD AMENDMENT TO

CREDIT AGREEMENT

THIS THIRD AMENDMENT TO CREDIT AGREEMENT (this “Amendment”), dated as of February 20, 2004, is by and among FISHER BROADCASTING COMPANY (the “Borrower”), certain Subsidiaries of the Borrower (the “Guarantors”), the Lenders that agree to the terms hereof and WACHOVIA BANK, NATIONAL ASSOCIATION (successor to First Union National Bank) (“Wachovia”), in its capacity as Administrative Agent for the Lenders (in such capacity, the “Administrative Agent”). Capitalized terms used herein without definition shall have the meanings given to them in that certain Credit Agreement described below.

W I T N E S S E T H

WHEREAS, the Borrower, the Guarantors, the Lenders party thereto and the Administrative Agent have entered into that certain Credit Agreement dated as of March 21, 2002 (as previously amended or modified and as further amended, modified, supplemented or restated from time to time, the “Credit Agreement”);

WHEREAS, the Borrower has requested certain amendments to the Credit Agreement; and

WHEREAS, the Required Lenders have agreed to such amendments subject to the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

ARTICLE I

AMENDMENTS TO CREDIT AGREEMENT

1.1 Treatment of Planned Property Sales. The third paragraph of Section 1.3 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

For purposes of computing the financial covenants set forth in Section 5.9 for any applicable test period, any Permitted Acquisition, any permitted sale of assets (including a stock sale) and any prepayment of the Loans with the Net Cash Proceeds from any such permitted sale of assets that was consummated during such period shall have been deemed to have taken place as of the first day of such applicable test period.

ARTICLE II

CONDITIONS TO EFFECTIVENESS

2.1 Closing Conditions.

This Amendment shall become effective as of the date first above written upon satisfaction of the following conditions (in form and substance reasonably acceptable to the Administrative Agent):

(a) Executed Amendment. Receipt by the Administrative Agent of a copy of this Amendment duly executed by each of the Credit Parties and the Required Lenders.

(b) Fees. (i) Receipt by the Administrative Agent, on behalf of each Lender that executes this Amendment by 5:00 p.m. (EST) on February 20, 2004, of an amendment fee equal to 0.10% of the sum of such Lender’s Revolving Commitment plus such Lender’s outstanding Term Loans; and (ii) receipt by the Administrative Agent of all fees and expenses of the Administrative Agent in connection with the preparation, execution and delivery of this Amendment, including, without limitation, the fees and expenses of Moore & Van Allen PLLC.

ARTICLE III

MISCELLANEOUS

3.1 Amended Terms. The term “Credit Agreement” as used in each of the Credit Documents shall hereafter mean the Credit Agreement as amended by this Amendment. Except as specifically amended hereby or otherwise agreed, the Credit Agreement is hereby ratified and confirmed and shall remain in full force and effect according to its terms.

3.2 Representations and Warranties of Credit Parties. Each of the Credit Parties represents and warrants as follows:

(a) It has taken all necessary action to authorize the execution, delivery and performance of this Amendment.

(b) This Amendment has been duly executed and delivered by such Person and constitutes such Person’s legal, valid and binding obligations, enforceable in accordance with its terms, except as such enforceability may be subject to (i) bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting creditors’ rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).

(c) No consent, approval, authorization or order of, or filing, registration or qualification with, any court or governmental authority or third party is required in connection with the execution, delivery or performance by such Person of this Amendment.

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(d) The representations and warranties set forth in Article III of the Credit Agreement are true and correct in all material respects as of the date hereof (except for those which expressly relate to an earlier date).

3.3 Acknowledgment of Guarantors. The Guarantors acknowledge and consent to all of the terms and conditions of this Amendment and agree that this Amendment and all documents executed in connection herewith do not operate to reduce or discharge the Guarantors’ obligations under the Credit Documents.

3.4 Credit Document. This Amendment shall constitute a Credit Document under the terms of the Credit Agreement.

3.5 Entirety. This Amendment and the other Credit Documents embody the entire agreement between the parties hereto and supersede all prior agreements and understandings, oral or written, if any, relating to the subject matter hereof.

3.6 Counterparts; Telecopy. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. Delivery of an executed counterpart to this Amendment by telecopy shall be effective as an original and shall constitute a representation that an original will be delivered.

3.7 General Release. In consideration of the Required Lenders entering into this Amendment, the Credit Parties hereby release the Administrative Agent, the Lenders, and the Administrative Agent’s and the Lenders’ respective officers, employees, representatives, agents, counsel and directors from any and all actions, causes of action, claims, demands, damages and liabilities of whatever kind or nature, in law or in equity, now known or unknown, suspected or unsuspected to the extent that any of the foregoing arises from any action or failure to act under the Credit Agreement on or prior to the date hereof.

3.8 GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

3.9 Consent to Jurisdiction; Service of Process; Waiver of Jury Trial. The jurisdiction, services of process and waiver of jury trial provisions set forth in Sections 9.14 and 9.17 of the Credit Agreement are hereby incorporated by reference, mutatis mutandis.

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IN WITNESS WHEREOF the Borrower, the Guarantors and the Required Lenders have caused this Amendment to be duly executed on the date first above written.

BORROWER:	FISHER BROADCASTING COMPANY, a Washington corporation

	By:	/s/ David D. Hillard
	Name:	David D. Hillard
	Title:	Assistant Secretary

GUARANTORS:	FISHER RADIO REGIONAL GROUP INC., a Washington corporation

FISHER BROADCASTING-PORTLAND RADIO, L.L.C., a Delaware limited liability company

FISHER BROADCASTING-SEATTLE RADIO, L.L.C., a Delaware limited liability company

FISHER BROADCASTING-PORTLAND TV, L.L.C.,
a Delaware limited liability company

FISHER BROADCASTING-SEATTLE TV, L.L.C.,
a Delaware limited liability company

FISHER BROADCASTING-S.E. IDAHO TV, L.L.C.,
a Delaware limited liability company

FISHER BROADCASTING-IDAHO TV, L.L.C.,
a Delaware limited liability company

FISHER BROADCASTING-GEORGIA, L.L.C.,
a Delaware limited liability company

FISHER BROADCASTING-OREGON TV, L.L.C.,
a Delaware limited liability company

FISHER BROADCASTING-WASHINGTON TV, L.L.C., a Delaware limited liability company

	By:	/s/ David D. Hillard
	Name:	David D. Hillard
	Title:	Assistant Secretary

ADMINISTRATIVE AGENT:

WACHOVIA BANK, NATIONAL ASSOCIATION as Administrative Agent and as a Lender

	By:	/s/ Franklin M. Wessinger
	Name:	Franklin M. Wessinger
	Title:	Managing Director

LENDERS:
LANDMARK CDO LTD. & LANDMARK II CDO LTD.

	By:	/s/ Illegible
Name:
	Title:	Authorized Signatory

BANK OF AMERICA, N.A. As Co-Syndication Agent and as a Lender

	By:	/s/ Mark N. Crawford
	Name:	Mark N. Crawford
	Title:	Senior Vice President

BANK OF MONTREAL

	By:	/s/ Jan Asaul
	Name:	Jan Asual
	Title:	M.D.

THE BANK OF NEW YORK

	By:	/s/ Stephen M. Nettler
	Name:	Stephen M. Nettler
	Title:	Vice President

BLACK DIAMOND CLO 2001-LTD.

By:	/s/ Alan Corkish
Name:	Alan Corkish
Title:	Director

TRS 1 LLC

By:	/s/ Deborah O’Keeffe
Name:	Deborah O’Keeffe
Title:	Vice President

BLACK DIAMOND INTERNATIONAL FUNDING, LTD.

By:	/s/ Alan Corkish
Name:	Alan Corkish
Title:	Director

STANWICH LOAN FUNDING LLC

By:	/s/ Kelly W. Warnement
Name:	Kelly W. Warnement
Title:	Vice President

SIERRA CLO 1

By:	/s/ John M. Casparian
Name:	John M. Casparian
Title:	Chief Operating Officer Centre Pacific, Manager

BRYN MAWR CLO, LTD.
By: Deerfield Capital Management LLC as its Collateral Manager

By:	/s/ Scott Morrison
Name:	Scott Morrison
Title:	Vice President

OLYMPIC FUNDING TRUST, SERIES 1999-1

By:	Kelly W. Warnement
Name:	Kelly W. Warnement
Title:	Authorized Agent

ROSEMONT CLO, LTD.
By: Deerfield Capital Management LLC as its Collateral Manager

By:	/s/ Scott Morrison
Name:	Scott Morrison
Title:	Vice President

APEX (IDM) CDO I, LTD.
By: David L. Babson & Company Inc. as Collateral Manager

By:	/s/ Adrienne Musgnug
Name:	Adrienne Musgnug
Title:	Managing Director

FLAGSHIP CLO 2001 - 1
By: Flagship Capital Management, Inc.

By:	/s/ Eric S. Meyer
Name:	Eric S. Meyer
Title:	Director

FLAGSHIP CLO 2001 – 1
By: Flagship Capital Management, Inc.

By:	/s/ Eric S. Meyer
Name:	Eric S. Meyer
Title:	Director

GENERAL ELECTRIC CAPITAL CORPORATION

By:	/s/ Todd Anderson
Name:	Todd Anderson
Title:	Assistant Vice President

ING PRIME RATE TRUST
By: Aeltus Investment Management, Inc. as its investment manager

By:	/s/ Mohamed Basma
Name:	Mohamed Basma
Title:	Vice President

ING SENIOR INCOME FUND
By: Aeltus Investment Management, Inc. as its investment manager

By:	/s/ Mohamed Basma
Name:	Mohamed Basma
Title:	Vice President

PILGRIM CLO 1999 – 1 LTD.
By: ING Unvestments, LLC as its investment manager

By:	/s/ Mohamed Basma
Name:	Mohamed Basma
Title:	Vice President

NATIONAL CITY BANK

By:	/s/ Timothy J. Ambrose
Name:	Timothy J. Ambrose
Title:	Vice President

HARBOURVIEW CLO IV, LTD.

By:	/s/ Lisa Chaffee
Name:	Lisa Chaffee
Title:	Manager

HARBOURVIEW CLO V, LTD.

By:	/s/ Lisa Chaffee
Name:	Lisa Chaffee
Title:	Manager

OPPENHEIMER SENIOR FLOATING RATE FUND

By:	/s/ Lisa Chaffee
Name:	Lisa Chaffee
Title:	Manager

WASHINGTON MUTUAL BANK

By:	/s/ Vance Gledhill
Name:	Vance Gledhill
Title:	Vice President